UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 15, 2009 (June 30, 2009)

UNIFY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	94-2710559
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1420 Rocky Ridge Drive,
Roseville, California	95661
(Address of principal executive offices)	(Zip Code)

(916) 218-4700
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240. 14(d)-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240-13e-4©)

Explanatory Note

     This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Unify Corporation on July 6, 2009 (the “Initial Filing”), to include the required financial statements of AXS-One, Inc., a Delaware corporation (“AXS-One”) and the unaudited pro forma financial information required pursuant to Rule 8.05 of Regulation S-X. The Company and its wholly-owned subsidiary, UCAC, Inc., a Delaware corporation, acquired AXS-One through a merger on June 30, 2009. This Amendment No. 1 is filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro form financial information are filed as exhibits to this report under Item 9.01.

     The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired

The following audited financial statements are filed as Exhibit 99.1 to this Amendment and incorporated in their entirety herein by reference:

  The Report of Amper, Politziner & Mattia LLP, Independent Registered Public Accounting Firm for AXS-One is hereby incorporated by reference to Exhibit 99.1 hereto.

  The audited consolidated balance sheets of AXS-One as of December 31, 2008 and 2007 and the audited consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of stockholders’ equity (deficit) and consolidated statements of cash flows AXS-One for each of the years ended December 31, 2008 and 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.1 hereto.

  The unaudited condensed consolidated balance sheet of AXS-One as of March 31, 2009 and the unaudited consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of stockholders’ equity (deficit) and consolidated statements of cash flows of AXS-One for each of the quarterly periods ended March 31, 2009 and 2008, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.

(b) Unaudited Pro Forma Financial Information

The following information is hereby incorporated by reference to Exhibit 99.3 hereto:

  Unaudited pro forma condensed combined balance sheet as of April 30, 2009, and the unaudited pro forma condensed combined statements of operations for the twelve months ended April 30, 2009.

  Notes to the unaudited pro forma condensed combined balance sheet as of April 30, 2009, and the unaudited pro forma condensed combined statements of operations for the twelve months ended April 30, 2009.

(d) Exhibits

2.1*	Agreement and Plan of merger by and Among Unify Corporation, UCAC, Inc. and AXS-One, Inc. dated April 16, 2009 (incorporated by reference to Current Report on Form 8-K filed by Unify Corporation with the Securities and Exchange Commission on April 30, 2009).
99.1	The audited consolidated balance sheets of AXS-One as of December 31, 2008 and 2007 and the audited consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of stockholders’ equity (deficit) and consolidated statements of cash flows of AXS-One for each of the years ended December 31, 2008 and 2007, and the notes related thereto, (incorporated by reference to such financial statements as included in Unify’s Registration Statement on Form S-4 (Reg. No. 333-158848) filed with the Securities and Exchange Commission on May 13, 2009).
99.2	The unaudited condensed consolidated balance sheet of AXS-One as of March 31, 2009 and the unaudited consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of stockholders’ equity (deficit) and consolidated statements of cash flows of AXS-One for each of the quarterly periods ended March 31, 2009 and 2008, and the notes related thereto, (incorporated by reference to such financial statements included in AXS-One’s quarterly report on Form 10-Q for the quarter ended March 31, 2009 filed with the Securities and Exchange Commission on May 13, 2009).
99.3	Unaudited pro forma condensed combined financial statements as of April 30, 2008 and for the twelve months ended April 30, 2008 (filed herewith).
____________________

*	Filed previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Unify Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFY CORPORATION
(Registrant)

Dated: September 15, 2009	By:	/s/ STEVEN BONHAM
Steven Bonham
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

Index to Exhibits

Exhibit	Description
23.1	Consent of Amper, Politziner & Mattia LLP

99.3	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of April 30, 2009

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended April 30, 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements